                             SHARE OPTION AGREEMENT
                             ----------------------
                 THIS SHARE OPTION AGREEMENT (this "Agreement") is made as of March 17, 1989, between THE PROGRESSIVE CORPORATION, an Ohio corporation (the "Company"), and David M. Schneider (the "Optionee").
                 Whereas, the Optionee is a partner in Baker & Hostetler, an Ohio general partnership, which acts as general counsel to the Company and its subsidiaries and affiliates, and
                 Whereas, the Company desires to hire the Optionee as its
Senior Vice President and Chief Legal Officer upon his resignation from such law firm and believes it to be in the best interests of the Company to provide incentives to the Optionee which are based on increases in the value of the Common Shares, $l. 00 par value ("Shares"), of the Company, and
                 Whereas, the Optionee has agreed to resign from such law firm and to commence employment with the Company in the aforementioned capacity on or about May 1, l989,
                 Now, therefore, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto hereby agree as follows:
                 1. GRANT OF OPTION. The Company hereby grants to the Optionee, subject to ratification and approval hereof by the Board of Directors of the Company, the right and option to purchase from the Company from time to time an aggregate of 75,000 Shares of the Company (the "Option") (such number being subject to adjustment as set forth in Section 10) on the terms and conditions set forth herein.
                 2.  VESTING AND TERM OF OPTION.
                 (a) The Option may be exercised as to 75,000 Shares at any time beginning six months after the date this agreement is ratified and approved by the Board of Directors of the Company (unless the Optionee dies or becomes disabled prior to the expiration of such six month period, in which case the Option may be exercised as to such 75,000 Shares by his legal representative or guardian (his "Personal Representative") as provided in Section 7).
                 (b) Notwithstanding the foregoing paragraph (a) of this
Section 2, the Option shall expire at 5:00 p.m. Cleveland, Ohio, time on March 16, 1999 and shall not be exercisable thereafter, except as provided in Section 7.
                 3. OPTION PRICE. The option price for each Share subject to the Option (the "Option Price Per Share") is $29.5O (subject to adjustment as set forth in Section 9).
                 4.  EXERCISE OF OPTION.
                 (a) The Optionee (or his Personal Representative, in the event of his death or disability) shall exercise the Option by delivering to the Company written notice specifying the number of Shares with respect to which the Option is being exercised. Such notice shall be accompanied by payment in full for the Shares being purchased in the form of cash, a certified check, or such number of Common Shares of the Company as then have a value equal to the exercise price, as well as any amount (also payable as aforesaid) required to be withheld on the optionee's behalf by the Company under applicable tax laws, as provided in Section 8.
                 (b) No Shares shall be issued until full payment therefor has been made, and the Optionee shall have none of the rights of a shareholder of the Company until they are so issued.
                 (c) Upon payment in full for the Shares purchased pursuant to an exercise of the Option, the Company shall issue and deliver to the Optionee share certificates for the number of Shares purchased by the Optionee.
                 5. NONTRANSFERABILITY. The Option shall not be transferable other than by will or the laws of descent and distribution, and the Option may be exercised, during the lifetime of the Optionee, only by the Optionee or his Personal Representative.
                 6. TERMINATION OF EMPLOYMENT OR MANAGEMENT AGREEMENT. Notwithstanding the provisions of Section 2 above, in the event the Optionee's employment with the Company is terminated by the Company for cause (a termination due to Optionee's disability not being for cause) or is terminated
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by the Optionee for any reason (other than death or disability), the Option may be exercised by the Optionee only as to any part or all of the Shares subject to the Option which were exercisable but unexercised immediately prior to such event, at any time before, and the Option shall terminate at 5:00 pm.
Cleveland, Ohio, time on and may not be exercised at any time after, the date that is one month after the date of such termination, but not beyond the original term of the Option as provided in Section 2. Nothing in this
Agreement shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right the Company may otherwise have to terminate his employment at any time.
                 7. DEATH OR DISABILITY OF THE OPTIONEE. Notwithstanding the provisions of Sections 2 and 4(a) above, if the Optionee shall die or become disabled (which shall be defined as being unable to perform his duties for the Company for a period of six consecutive months, as determined by the Company in good faith) while he shall be employed by the Company, and prior to the expiration of the Option, the Option may be exercised, in case of his death, by a legatee or legatees of the Optionee under his last will or by his Personal Representative or distributees, or, in case of his disability, by the Optionee or his Personal Representative, as to any or all of the Shares subject to the Option which were exercisable but unexercised immediately prior to such event, at any time before, and the Option shall terminate at 5:00 pm. Cleveland, Ohio, time on and may not be exercised at any time after, the date that is one year after the date of the appointment of the Optionee's Personal Representative, in case of his death, or one year after the appointment of a Personal Representative for Optionee, in case of his disability.
                 8. TAXES. The Company shall have the right to require the Optionee (or his Personal Representative) to pay to the Company the amount of taxes, if any, which the Company is or will be required to withhold with respect to any Shares to be issued in connection with the exercise of the
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Option before any certificates for the Shares are delivered pursuant to the
Option.
                 9. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES PURCHASABLE. In the event of any change in the number of outstanding Shares by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of Shares or a similar corporate change, the Board of Directors shall determine the extent to which such change equitably requires an adjustment in the number of Shares or other securities subject to the Option and in the Option Price Per Share and such adjustment shall be made by the Company.
                 1O.   SECURITIES LAW COMPLIANCE; REGISTRATION RIGHTS.
                 (a) The Option may not be exercised and the Company shall not be required to issue any Shares hereunder if such issuance, in the judgment of the Company, would constitute a violation of any state or federal law, or of the rules or regulations of any governmental regulatory body or securities exchange. The Company, in its sole discretion, may require the Optionee to furnish the Company with appropriate representations and a written investment agreement prior to the exercise of the Option and the delivery of any Shares pursuant to the Option.
                 (b) The Shares to be issued in connection with the exercise of the Option may not have been registered under the Securities Act of 1933, as amended (the "1933 Act"), at the time they are issued and, in such event, may not be offered for sale, sold or otherwise transferred or disposed of in the absence of such registration or an opinion of counsel satisfactory to the Company to the effect that such a transfer or disposition may be made without any such registration. The certificates for the Shares will, in such event, include a legend setting forth the foregoing restriction and the transfer of such Shares may be subject to a stop order on the books of the transfer agent.
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                 (c) Notwithstanding the preceding paragraphs (a) and (b) of this Section 10, during such times as there is neither a registration statement in effect under the 1933 Act covering the resale by Optionee of any Shares obtained pursuant to his exercise of the Option nor any exemption from registration available to him for any sale by him of any such Shares, Optionee shall have the right to registration under the 1933 Act as set forth in Exhibit A hereto.
                 11. NOTICES. Notices, consents and other communications hereunder shall be in writing and shall be deemed to have been duly given when sent by prepaid facsimile transmission, telex, cable, commercial overnight courier or certified mail, addressed to the intended recipient at the address set forth at the end of this Agreement, or at such other address as such intended recipient may hereafter have designated most recently to the other party hereto with specific reference to this Section 11.
                 12. ENTIRE AGREEMENT. This Agreement constitutes the entire agreement with respect to the subject matter hereof, supersedes all prior written and oral agreements with respect thereto and may be modified only by an instrument in writing signed by each of the parties hereto.
                 13. BINDING EFFECT. The provisions contained in this Agreement shall, upon ratification and approval hereof by the Board of
Directors of the Company, be binding upon and inure to the benefit of the parties hereto, the successors and assigns of the Company, and the Optionee's Personal Representative and other successors expressly described herein.
                 14. APPLICABLE LAW. This Agreement and the construction and interpretation of the provisions hereof shall be governed by the laws of the State of Ohio.
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            IN WITNESS WHEREOF, the Company has caused this Agreement to be duly executed by its officer thereunto duly authorized, and the Optionee has hereunto set his hand, all as of the day and year first above written.

6000 Parkland Blvd.                                  THE PROGRESSIVE CORPORATION
Mayfield Heights, Ohio 44124
Attn:  P. B. Lewis, President                        By: /s/ P. B. Lewis
                                                         ----------------------
                                                         P.B. Lewis, President




2767 Belgrave Road                                       /s/ David M. Schneider
Pepper Pike, Ohio 44124                                  ----------------------
                                                         David M. Schneider
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                                   EXHIBIT A

                             Registration of Stock
                             ---------------------
                 1.1 REQUIRED REGISTRATION. If at any time, the Company receives a written request from the Optionee for the registration of any Shares obtained by the Optionee pursuant to the exercise of the Option (the "Stock"), the Company shall, at its sole expense, prepare and file a registration statement under the Securities Exchange Act of 1933, as amended (the "1933 Act"), covering the Stock which is subject to such request and shall use reasonable efforts to cause such registration statement to become effective; provided, however, that the Company shall not be required to prepare and file more than one such registration statement. In the event that the Optionee requests registration and thereafter determines for any reason not to proceed with any such registration at any time before any registration statement has been filed with the Securities and Exchange Commission (the "SEC"), then the Optionee shall not be deemed to have exercised his rights to require the Company to register Stock pursuant to this Section 1.1 if the Optionee agrees
(i) to bear his own expenses incurred in connection therewith and (ii) to reimburse the Company for the expenses incurred by it attributable to the proposed registration of the Stock.

                 1.2 LIMITATION ON REGISTRATION. Notwithstanding the provisions of Section 1.1 hereof, the Company shall have the absolute right to delay or suspend the preparation and filing of a registration statement for up to ninety (90) days if in the reasonable judgment of the Company such preparation and filing would harm or hinder in any material fashion the ability of the Company or any subsidiary of the Company to conduct their respective affairs or would have a material adverse effect on the business, properties, financial condition or prospects of the Company or any subsidiary.

                 1.3 REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions hereof to effect the registration of Stock under the 1933 Act, the Company will:
                 (a) promptly prepare and file with the SEC a registration statement with respect to such Stock, and use all reasonable efforts to cause such registration statement to become and remain effective for such period, not to exceed 90 days, as may be reasonably necessary to effect the sale of such Stock;
                 (b) prepare and file with the SEC such amendments to any such registration statement and supplements to any prospectus contained therein as may be necessary to keep such registration statement effective for such period, not to exceed 90 days, as may be reasonably necessary to effect the sale of such Stock;
                 (c) use all reasonable efforts to qualify the Stock for sale in the State of Ohio and in such other states as may be reasonably requested by the Optionee;
                 (c) furnish to the Optionee and to the underwriters of the Stock being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus and such other documents as such underwriters may reasonably request in order to facilitate the public offering of such Stock;
                 (d) notify the Optionee, promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;
                 (e) notify the Optionee promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information;
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                 (f)      prepare and file with the SEC, promptly upon the
request of the Optionee, any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for the Optionee (and concurred in by counsel for the Company) is required under the 1933 Act or the rules and regulations thereunder in connection with the distribution of the Stock by the Optionee;
                 (g) prepare and promptly file with the SEC and promptly notify the Optionee of the filing of any amendment or supplement to such registration statement or prospectus as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to the Stock is required to be delivered under the 1933 Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading;
                 (h) advise the Optionee, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for that purpose and promptly use reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;
                 (i) as much time as practicably possible prior to the filing of any amendment or supplement to such registration statement or prospectus, furnish copies thereof to the Optionee and refrain from filing any such amendment or supplement to which the Optionee shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the 1933 Act or the rules and regulations thereunder, unless in the opinion of counsel for the Company the filing of such amendment or supplement is reasonably necessary to protect the Company from any liabilities under any applicable federal or state law and such filing will not violate applicable law; and
                 (j) At the request of the Optionee, furnish on the effective date of the registration statement and, if such registration includes an underwritten public offering, at the closing provided for in the underwriting agreement: (i) an opinion, dated each such date, of the counsel representing the Company for the purposes of such registration, addressed to the underwriters, if any, and to the Optionee, stating that such registration statement has become effective under the 1933 Act (such effective registration statement hereinafter the "Registration Statement") and that (A) to the best of such counsel's knowledge no stop order suspending the effectiveness thereof has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act, (B) the Registration Statement, related prospectus at the time the Registration Statement becomes effective (the "Prospectus") and each amendment or supplement thereto comply as to form in all material respects with the requirements of the 1933 Act and the applicable rules and regulations of the Commission thereunder (except that such counsel need express no opinion as to financial data contained therein), (C) such counsel has no reason to believe that the Registration Statement, the Prospectus or any amendment or supplement thereto contain any untrue statement of a material fact or omits to statement a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (except that such counsel need express no opinion as to financial data contained therein). The opinion of such counsel pursuant to subparagraphs (B) and (C) of this Section
1.3 may be based solely upon such counsel's participation in the preparation of the Registration Statement and prospectus and review and discussion of the contents thereof, but without independent check or verification, except as specified. The Company agrees to make a good faith effort to have any "comfort letter" from the independent public accountants of the Company which is addressed to the underwriters in connection with such public offering also addressed to the Optionee.

                 1.4 EXPENSES OF REGISTRATION. With respect to the registration requested pursuant to Section 1.1 hereof, the Company shall bear the following fees, costs and expenses: All registration, filing and NASD fees, printing expenses, fees and disbursements of counsel and accountants for the Company, fees and disbursements of counsel for the underwriter or underwriters of such securities (only in a registration pursuant to Section 1.1 and only if the Company and/or Optionee are required to bear such fees and disbursements), and all legal fees and disbursements and other expenses of complying with state securities or blue sky laws of any jurisdictions in which the securities to be offered are to be registered or qualified. Fees and disbursements of counsel and accountants for the Optionee, underwriting discounts and commissions, transfer taxes for Optionee and any other expenses incurred by the Optionee not expressly included above shall be borne by the Optionee.

                 1.5      INDEMNIFICATION.

                 (a) The Company will indemnify and hold harmless the Optionee and any underwriter (as defined in the 1933 Act) for the Optionee and each person, if any, who controls such underwriter within the meaning of the 1933 Act, from and against any and all loss, damage, liability, cost and expense (including, without limitation, attorneys fees and expenses) to which the Optionee or any such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished in writing by the Optionee, such underwriter or such controlling person specifically for use in the preparation of any registration statement, any prospectus or any amendment or supplement thereto.
                 (b) The Optionee will indemnify and hold harmless the Company, any underwriter and each person, if any, who controls the Company or such underwriter, from and against any and all loss, damage, liability, cost or expense (including, without limitation, attorneys fees and expenses) to which the Company, the underwriter or any controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in strict conformity with written information furnished by the Optionee specifically for use in the preparation of such registration statement or prospectus or any amendment or supplement thereto.
                 (c) If any party indemnified under this Section 1.5 (the "Claimant") desires to make a claim against any other (the "Indemnitor") under subsection (a) or (b) above, the Claimant shall give prompt written notice to the Indemnitor of the institution of any actions, suits, governmental investigations, other proceedings or demands at any time instituted against or made upon the Claimant in connection with which the Claimant could claim indemnification under this Section 1.5 and shall advise the Indemnitor in writing, to the extent known, of the amount and circumstances surrounding the same. The failure of the Claimant to give any notice required by this subsection (c) shall not relieve the Indemnitor from any liability which may arise otherwise than pursuant to this Section 1.5. If the Indemnitor or a group of Indemnitors agrees in writing that it is responsible to indemnify (fully and completely) for a claim under this Section 1.5, the Claimant shall give such Indemnitor (at the sole expense of the Indemnitor) full authority to defend, adjust, compromise or settle the action, suit, investigation, proceeding or demand as to which notice has been given and such Indemnitor shall not be liable to such Claimant pursuant to the provisions of (a) or (b) of this Section for any legal or other expense subsequently incurred by such Claimant in connection with such action, suit, investigation, proceeding or demand (other than reasonable costs of investigation) unless (i) the parties involved in such action, suit, investigation proceeding or demand include both the Claimant and the Indemnitor in which instance the Claimant shall have the right to select separate counsel to participate in the matter on behalf of such Claimant, (ii) the Indemnitor shall not have employed counsel satisfactory to the Claimant to represent the Claimant within a reasonable time after the notice of the commencement of the proceeding, or (iii) the Indemnitor has authorized the employment of counsel for the Claimant at the expense of the Indemnitor.

                 1.6 LOCKUP AGREEMENT. In consideration of the Company's agreements under this Article, the Optionee agrees in connection with any registration of the Company's securities in which the Optionee is afforded an opportunity to participate that, upon the request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed 180 days) from the effective date of such registration statement as the Company or the underwriters may specify.

                 1.7 SELECTION OF UNDERWRITERS. The Optionee shall have the right to select the managing underwriter or underwriters in connection with any underwritten public offering of Stock, subject to the consent of the Company (which shall not be unreasonably withheld).

                 1.8 DEFINITIONS. In the event of any conflict between the meaning of the terms used in this Exhibit and in the Option to which it is attached, the definitions contained in this Exhibit shall control.1